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                                                                   Exhibit 10.18
                          THE BANK OF GLOUCESTER COUNTY
                           LOAN MODIFICATION AGREEMENT
                              K-TRON AMERICA, INC.
Date: July 22, 1999

ACCOUNT #6039359-6600                                Maturity Date: July 3, 2001
Original Amount: $ 5,000,000.00                      Annual Fee: $12,500.00
Present Balance: $         0.00

     WHEREAS, the undersigned borrower executed the note referred to above on June 27, 1998, And,

     WHEREAS, the note, security agreement and commitment letter executed by the borrower allow a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank of Gloucester County's lien.

     NOW, therefore, in consideration of an annual fee of $12,500.00, the above referenced note is extended and modified as follows:

     IT IS HEREBY AGREED THAT THE ABOVE NUMBERED NOTE SHALL BECOME DUE JULY 3, 2001. DURING THE TERMS OF THE RENEWAL, PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING AUGUST 1, 1999 AND SHALL BE APPLIED TO INTEREST AND THEN TO PRINCIPAL.

     BORROWER AGREES THAT UNTIL ALL OBLIGATIONS HEREUNDER ARE FULLY PAID AND DISCHARGED, BORROWER WILL NOT WITHOUT PRIOR WRITTEN CONSENT OF THE BANK:

          PERMIT THE CONSOLIDATED NET WORTH OF BORROWER, DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED, TO BE LESS THAN $7,000,000 AT DECEMBER 31,1999, OR PERMIT THE RATIO OF CONSOLIDATED TOTAL LIABILITIES TO CONSOLIDATED NET WORTH TO BE MORE THAN 2.50:1 AT DECEMBER 31, 1999.



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     All terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.


                                           K-TRON AMERICA, INC.

THE BANK OF GLOUCESTER COUNTY               /s/ Kevin C. Bowen           7/30/99
                                           KEVIN C. BOWEN, PRESIDENT/DATE

By: /s/ David J. Hanrahan                   /s/ Patricia M. Moore        7/26/99
      David J. Hanrahan, Sr., VP           PATRICIA M. MOORE/VP/FINANCE/DATE